                                                                   EXHIBIT 99.1


                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


         In connection with the Quarterly Report on Form 10-Q of Applica Incorporated for the quarter ended June 30, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, David M. Friedson, Chairman of the Board and Chief Executive Officer of Applica Incorporated, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Applica Incorporated.


Dated: August 5, 2002               By: /s/  David M. Friedson
                                       ----------------------------------------
                                       David M. Friedson
                                       Chairman of the Board and Chief
                                       Executive Officer


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


                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


         In connection with the Quarterly Report on Form 10-Q of Applica Incorporated for the quarter ended June 30, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Terry Polistina, Senior Vice President and Chief Financial Officer of Applica Incorporated, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (3) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Applica Incorporated.


Dated: August 5, 2002               By:  /s/  Terry L. Polistina
                                       ----------------------------------------
                                       Terry L. Polistina
                                       Senior Vice President and Chief
                                       Financial Officer


                                      24